Exhibit 99.1

NioCorp Closes Business Combination with GXII and Separate
Financing Deals Providing Access to Up to US$71.9 Million in
Net Proceeds Over the Next Three Years

CENTENNIAL, Colo. (March 17, 2023) – NioCorp Developments Ltd. ("NioCorp" or the "Company") (TSX: NB; OTCQX: NIOBF) today announced the completion of its previously announced business combination (the “Business Combination”) with GX Acquisition Corp. II (“GXII”). Further, NioCorp also announced the closing of both tranches of its previously announced convertible debt financing (the “Yorkville Convertible Debt Financing”) with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”), and the effectiveness of its previously announced standby equity purchase facility with Yorkville (the “Yorkville Equity Facility Financing”, and together with the Business Combination and the Yorkville Convertible Debt Financing, the “Transactions”).

Pursuant to the Business Combination, a wholly owned, U.S.-based subsidiary of NioCorp merged with and into GXII, with GXII surviving the merger as a subsidiary of NioCorp. In connection with the merger, GXII changed its name to “Elk Creek Resources Corp.” As the parent company of the merged entity, NioCorp issued 1,753,823 common shares (the “Common Shares”) in exchange for all of the Class A shares of GXII issued and outstanding immediately prior to the Business Combination. The Class B shares of GXII issued and outstanding immediately prior to the Business Combination (after giving effect to the surrender of certain Class B shares of GXII in accordance with the support agreement, dated September 25, 2022, among GX Sponsor II LLC, GXII, NioCorp and the other persons party thereto) were converted into Class B shares of GXII (now known as Elk Creek Resources Corp.) as the surviving entity of the merger and became exchangeable into Common Shares on a one-for-one basis, a portion of which are subject to vesting during the first ten years following the Business Combination closing date based upon achieving market share price milestones, and all of which are subject to restrictions on transfer beginning upon the closing and ending upon the earlier of (i) one year after the closing and (ii) the date on which the trading price of the Common Shares exceeds certain thresholds or the date on which NioCorp completes a transaction that results in all of NioCorp’s shareholders having the right to exchange their Common Shares for cash, securities or other property. In connection with the closing, NioCorp also assumed the outstanding GXII share purchase warrants (the “Assumed Warrants”), which will be exercisable for Common Shares with an exercise price of approximately $10.28 per Common Share. The Assumed Warrants are exercisable beginning on the 30th day after closing and will remain exercisable until the 5th anniversary of the closing date. All numbers in this press release give effect to the completed Consolidation (as defined herein).

Pursuant to the Yorkville Convertible Debt Financing, Yorkville advanced a total of US$15.36 million to NioCorp in consideration of the issuance of US$16.0 million aggregate principal amount of convertible debentures of NioCorp convertible into Common Shares of NioCorp (the “Convertible Debentures”). Each Convertible Debenture issued under the Yorkville Convertible Debt Financing is an unsecured obligation of NioCorp, may be converted at a discount to the market price as of the date of conversion, has an 18-month term, which may be extended for one six-month period in certain circumstances at the option of NioCorp, and incurs a simple interest rate obligation of 5.0% per annum (which will increase to 15.0% per annum upon the occurrence of an event of default). In conjunction with the issuance of the Convertible Debentures, NioCorp issued to Yorkville 1,789,267 Common Share purchase warrants entitling Yorkville to purchase Common Shares (the “Financing Warrants”) at an exercise price of approximately $8.94 per Common Share. The Financing Warrants are exercisable beginning on the earlier of (a) six months from their issuance or (b) the effective date of the initial registration statement registering the resale by Yorkville of the Common Shares issuable upon the conversion of the Convertible Debentures and the exercise of the Financing Warrants under the U.S. Securities Act of 1933 (the “Exercise Date”), and may be exercised at any time prior to their expiration. On each of the first 12 monthly anniversaries of the Exercise Date, 1/12th of the Financing Warrants will expire.

Pursuant to the Yorkville Equity Facility Financing, NioCorp will have the right, but not the obligation, to sell Common Shares to Yorkville with a maximum aggregate value of up to US$65.0 million (the “Commitment Amount”) for a period of up to 36 months at a discount to the market price as of the date of each respective issuance, subject to certain limitations and the satisfaction of certain conditions. Upon closing, NioCorp paid US$0.5 million to Yorkville as part of a cash fee, and will pay an additional US$1.0 million in cash to Yorkville in installments over the next 12-months. Further, within five days of closing, NioCorp will issue to Yorkville 81,213 Common Shares as consideration for Yorkville’s irrevocable commitment to purchase Common Shares under the Yorkville Equity Facility Financing.

In connection with closing, NioCorp received approximately US$15.28 million in gross proceeds from the Business Combination. Deal costs are anticipated to be approximately US$20.3 million. NioCorp received an additional US$15.36 million in net proceeds from the Yorkville Convertible Debt Financing. NioCorp also expects to have access to up to an additional $61.6 million in net proceeds from the Yorkville Equity Facility Financing over the next three years. After giving effect to the Business Combination, the Yorkville Convertible Debt Financing and the Yorkville Equity Facility Financing, NioCorp expects to have access to a total of US$71.9 million in net proceeds over the next three years.

NioCorp Board of Directors

Following completion of the Business Combination, Dean C. Kehler and Michael G. Maselli have been appointed to the NioCorp board of directors, joining the seven existing NioCorp board members. Mr. Kehler is a Managing Partner of Trimaran Capital Partners, a manager of private investment funds, and currently serves on the Boards of Directors of Celularity Inc., El Pollo Loco Holdings, Inc. and Portman Ridge Finance Corporation. Mr. Maselli is a Managing Director of Trimaran Capital Partners and the Chairman of the Board of El Pollo Loco Holdings Inc.

Share Consolidation

The Company also effected a share consolidation (reverse stock split) (the “Consolidation”) of its issued and outstanding Common Shares on the basis of one (1) post-Consolidation Common Share for every ten (10) pre-Consolidation Common Shares. Following completion of the Business Combination and the Consolidation, there are currently 30,000,442 Common Shares issued and outstanding. Further, there are 7,957,404 Class B shares of GXII (now known as Elk Creek Resources Corp.), as the surviving entity of the merger, that are exchangeable for an aggregate of up to 7,957,404 Common Shares and 15,666,667 Assumed Warrants exercisable for an aggregate of up to 17,519,910 Common Shares. All existing convertible securities of the Company have proportionally adjusted as result of the Consolidation, in accordance with their respective terms. The Convertible Debentures and the Financing Warrants were issued following the Consolidation, but have similar terms that provide for proportional adjustment thereof.

The Common Shares and the Assumed Warrants are expected to begin trading on The Nasdaq Global Market and The Nasdaq Capital Market, respectively, on March 21, 2023, under the symbols “NB” and “NIOBW,” respectively. The Common Shares will continue to trade on the Toronto Stock Exchange (“TSX”) under the symbol “NB,” and will continue to trade on a pre-consolidated basis until such time as the TSX advises that trading on a post-consolidated basis will commence, which is expected to be at the beginning of regular trading hours on March 21, 2023. The Common Shares will cease being quoted on the OTC Markets in connection with the commencement of trading on The Nasdaq Global Market.

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For More Information

Contact Jim Sims, Corporate Communications Officer, NioCorp Developments Ltd., (720) 334-7066, jim.sims@niocorp.com

https://www.niocorp.com

About NioCorp

NioCorp is developing a critical minerals project in Southeast Nebraska that will produce niobium, scandium, and titanium. The Company also is evaluating the potential to produce several rare earths from the Project. Niobium is used to produce specialty alloys as well as High Strength, Low Alloy ("HSLA") steel, which is a lighter, stronger steel used in automotive, structural, and pipeline applications. Scandium is a specialty metal that can be combined with Aluminum to make alloys with increased strength and improved corrosion resistance. Scandium is also a critical component of advanced solid oxide fuel cells. Titanium is used in various lightweight alloys and is a key component of pigments used in paper, paint and plastics and is also used for aerospace applications, armor, and medical implants. Magnetic rare earths, such as neodymium, praseodymium, terbium, and dysprosium are critical to the making of Neodymium-Iron-Boron ("NdFeB") magnets, which are used across a wide variety of defense and civilian applications.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable

Canadian securities laws. Forward-looking statements may include, but are not limited to, the anticipated benefits of the proposed Transactions, including the ability to access the full amount of the expected net proceeds over the next three years; the financial and business performance of NioCorp; NioCorp’s anticipated results and developments in the operations of NioCorp in future periods; NioCorp’s planned exploration activities; the adequacy of NioCorp’s financial resources; NioCorp’s ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Project; NioCorp’s expectation and ability to produce niobium, scandium and titanium at the Elk Creek Project; the outcome of current recovery process improvement testing, and NioCorp’s expectation that such process improvements could lead to greater efficiencies and cost savings in the Elk Creek Project; the Elk Creek Project’s ability to produce multiple critical metals; the Elk Creek Project’s projected ore production and mining operations over its expected mine life; the completion of the demonstration plant and technical and economic analyses on the potential addition of magnetic rare earth oxides to NioCorp’s planned product suite; the exercise of options to purchase additional land parcels; the execution of contracts with engineering, procurement and construction companies; NioCorp’s ongoing evaluation of the impact of inflation, supply chain issues and geopolitical unrest on the Elk Creek Project’s economic model; the impact of health epidemics, including the COVID-19 pandemic, on NioCorp’s business and the actions NioCorp may take in response thereto; and the creation of full time and contract construction jobs over the construction period of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; and other current estimates and assumptions regarding the Transactions and their benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities and the following: the outcome of any legal proceedings that may be instituted against NioCorp or GXII following closing of the Transaction; the inability to access the full amount of net proceeds under the Yorkville Equity Facility Financing over the next three years; the ability to recognize the anticipated benefits of the Transactions; unexpected costs related to the Transactions; the completion of processes required to effect the trading of the Common Shares on a post-Consolidation basis on the TSX and the Nasdaq being delayed; NioCorp’s ability to submit a complete application to begin the EXIM Phase I evaluation process; NioCorp’s ability to pay the necessary fees in connection with the Export-Import Bank of the United States (“EXIM”) underwriting process, including the expenses of EXIM’s or any other lenders’ legal and other advisors and NioCorp’s own advisors; the completion of the Phase I due diligence process and the receipt of a preliminary project letter indicating that EXIM is prepared to undertake Phase II due diligence; the completion of the Phase II due diligence process; the possibility that, even if NioCorp completes the application process, it does not receive a final commitment of financing from EXIM on the anticipated timeline, on acceptable terms, or at all; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Transactions or other matters addressed in this communication and attributable to NioCorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication. Except to the extent required by applicable law or regulation, NioCorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.